     Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

2nd Quarter 2007

August 1, 2007

Disclaimer Statement

The statements contained in this communication about our and our subsidiaries’
future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The
Private Securities Litigation Reform Act of 1995.  Although we believe that our expectations are based on information currently available and on reasonable assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our Annual Report on Form
10-K and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission (SEC), and available on our website:
http://www.pseg.com.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-
looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles (GAAP).
Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG
2007 Q2 Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President – PSEG Energy Holdings

Q2 2007 EPS Summary

($177)

-

Loss from RGE

$ 217

($ 18)

Discontinued Operations, net of tax

$ 0.68

$ 1.15

EPS from Operating Earnings

$ 209

$ 275

Net Income

($ 8)

$ 293

Income from Continuing Operations

($ 3)

-

Merger Costs

$ 172

$ 293

Operating Earnings

Q2 2006

Q2 2007

               $ millions (except EPS)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

YTD EPS Summary

($ 177)

-

Loss from RGE

$ 215

($ 23)

Discontinued Operations, net of tax

$ 1.52

$ 2.47

EPS from Operating Earnings

$ 412

$ 604

Net Income

$ 197

$ 627

Income from Continuing Operations

($ 8)

-

Merger Costs

$ 382

$ 627

Operating Earnings

2006

2007

               $ millions (except EPS)

Six months ended June 30,

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG – Q2 Operating Highlights

Solid Earnings Growth

PSEG Power continues to deliver improved earnings

Improving margins from energy and capacity prices

BGSS margins at typical levels

PSE&G performance improves

Rate relief supporting returns

Normal weather

Electric demand growth despite weak industrial sales

Holdings earnings decline

Lower spark spreads in Texas

Extended outage in Italy

Ongoing impact of new accounting standards

PSEG – Meeting Commitments

Results on track to meet earnings guidance

Meeting commitment to system reliability with major expansion of transmission system

Addressing NJ’s clean energy commitments

Solar initiative

PSE&G to use more energy efficient equipment and vehicles

Focus on core businesses

Transmission investment

Hudson environmental commitment

Electroandes sale

Meeting our balance sheet goals

S&P outlook revised to stable; commercial paper ratings upgraded

PSEG – Markets remain attractive

Reliability Pricing Model

PJM capacity market auctions underway

Reasonable pricing

Capacity largely open to market prices for 2009-2010 and future years

Latin American asset values remain strong

Electroandes sale expected to close around year-end

Actively exploring strategic options for Latin American investments

Investment required in critical infrastructure

NJ Global Warming Response Act

Landmark legislation enacted July 6, 2007

Codifies Governor’s pledge

20% reduction in electric demand by 2020

20% renewable resource supply requirement by 2020

20% reduction in carbon by 2020 with 80% reduction by 2050

Addresses “leakage” issue under RGGI with support for emissions portfolio standard for energy sold in NJ

PSEG, a partner with New Jersey in addressing this environmental challenge

PSEG working on federal response

PSEG
2007 Q2 Operating Company Review

Q2 Operating Earnings by Subsidiary

$   172

(18)

70

86

$    34

2006

$    293

(15)

59

187

$    62

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.07)

  (0.06)

Enterprise

$   0.68

$   1.15

PSEG

  0.28

  0.24

PSEG Energy Holdings

  0.34

  0.73

PSEG Power

$   0.13

$   0.24

PSE&G

2006

2007

Quarter ended June 30,

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

YTD Operating Earnings by Subsidiary

$    382

(32)

95

208

$   111

2006

$   627

(33)

61

406

$   193

2007

Operating Earnings

Per Share

$ Millions (except EPS)

(0.12)

(0.13)

Enterprise

$   1.52

$    2.47

PSEG

0.38

  0.24

PSEG Energy Holdings

0.82

  1.60

PSEG Power

$   0.44

$   0.76

PSE&G

2006

2007

Six months ended June 30,

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

Revising 2007 Operating Earnings Guidance

$4.90 - $5.30

$1,245 - $1,370

($55) – ($45)

$120 - $135

$340 - $360

$840 - $920

Current

($50) – ($40)

Parent

$4.90 - $5.30

Earnings per Share

$1,245 - $1,370

Operating Earnings

$130 - $145

PSEG Energy Holdings

$ 340 - $360

PSE&G

$ 825 - $905

PSEG Power

Prior

$ millions (except EPS)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

PSE&G
2007 Q2 Review

PSE&G – Q2 2007 EPS Summary

$ 0.11

$ 0.13

$ 0.24

EPS from Operating Earnings

$ 29

$ 33

$ 62

Income from Continuing Operations/
Net Income

$ 28

$ 34

$ 62

Operating Earnings

$ 258

$ 1,490

$ 1,748

Operating Revenues

Variance

Q2 2006

Q2 2007

               $ millions (except EPS)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

.13

.07

.03

.03

(.02)

.24

0.00

0.10

0.20

0.30

Rate Relief

Gas .04

Electric .03

PSE&G EPS Reconciliation – Q2 2006 versus Q2 2007

Q2 2007
 operating
earnings

Q2 2006
 operating
earnings

Weather:

Gas .03

Other

Other .01

Depreciation (.02)

O&M (.01)

Volume/
Demand:

Gas .01

Electric .02

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

PSE&G – Q2 Operating Highlights

Operations

Sales growth reflects:

Weather normalized growth in residential and commercial electric customer demand of 3.9% and
2.8%, respectively

Industrial electric demand reflects customer loss

Normal weather

O&M increase less than inflation

Regulatory

PJM approves construction of 500kV Susquehanna to Roseland transmission line

In-service date: June 2012

PSE&G endorses construction of new transmission to improve long-term electric reliability in
New Jersey

New Freedom to Deans – 80 mile, 500kV line

Branchburg to Roseland – 30 mile, 500kV line

Financial

Transmission projects represent potential $1 billion investment over 5-8 years beginning
2008

S&P outlook revised to stable; ratings for commercial paper upgraded

PSE&G issued $350 million 5.8% MTNs due 2037 in May 2007

PSEG Power
2007 Q2 Review

PSEG Power – Q2 2007 EPS Summary

$ 176

$ 1,129

$ 1,305

Operating Revenues

$ 0.39

$ 0.34

$ 0.73

EPS from Operating Earnings

$ 107

$ 77

$ 184

Net Income

$ 5

($ 8)

($ 3)

Discontinued Operations, net of tax

$ 102

$ 85

$ 187

Income from Continuing Operations

$ 101

$ 86

$ 187

Operating Earnings

Variance

Q2 2006

Q2 2007

               $ millions (except EPS)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

.34

.37

.03

.04

(.04)

(.01)

.73

0.00

0.25

0.50

0.75

1.00

Recontracting

PSEG Power EPS Reconciliation – Q2 2006 versus Q2 2007

Q2 2007
operating
earnings

Q2 2006
operating
earnings

O&M

BGSS returns
to normal
levels

Mark-to-
Market

Depreciation,
Interest &
Other

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

Prices and operations yield margin

$0

$10

$20

$30

$40

$50

$60

Q2 2006

Q2 2007

PSEG Power Realized Gross Margin
($/MWh)

$36

$48

RPM Capacity Auction – Transparent Pricing Model

2007- 2009 Capacity Auction Results

N/A

N/A

$111.92

$29.53

$180.58

$210.11

$5.29

$143.51

$148.80

2008/
2009

2008/
2009

2008/
2009

2007/
2008

2007/
2008

2007/
2008

($/MW-day)

N/A

N/A

$40.80

Rest of Pool

$48.38

$140.16

$188.54

Southwest MAAC

$20.16

$177.51

$197.67

Eastern MAAC

CTR Value*

Load Price

Unit Price

Auctions scheduled in the next six months provide transition through the 2010-2011 delivery year.

Future auction pricing to be influenced by increase in number of zones (2010 – 2011 delivery year), load growth, avoided cost for units, and capacity available (unit capability, retirements, new build).

* CTR Value: Capacity Transfer Rights
Allocated to Load Serving Entities (LSE) in constrained zones to provide them with access to supply from outside the zone

PJM released results on July 13 from its second capacity auction under the Reliability
Pricing Model (RPM) for the 2008-2009 delivery year.

May 2008

2011 –  2012

January 2008

2010 – 2011

Annual base auction in May of each subsequent year

October 2007

2009 – 2010

Auction Date

Planning Year

(6/1 to 5/31)

Capacity Position

* Delivery year runs from June 1 – May 31

Only a portion of PSEG Power’s capacity was open to realize prices in the recent PJM-RPM auctions.  Increasing amounts are open to realize prices in future years.

  A significant percent of Power’s capacity was contracted as part of
New Jersey’s 3-year BGS* auction (Power currently serving 11 tranches from the 2005 auction, 20 tranches from 2006 and 19 tranches from 2007), as well as other contracting activity.

  The balance of Power’s PJM capacity has obtained price certainty through May 31, 2009 from the first two RPM auctions.

  All of Power’s New England capacity has obtained price certainty through May 31, 2010 as a result of the fixed price nature of the transitional FCM auction.

Existing capacity hedges support our forecast year-over-year improvement in capacity margin for 2007 of $125 - $175 million with similar improvement in 2008.

PSEG Power – Q2 Operating Highlights

Operations:

Output increased 2.6%

Nuclear fleet capacity factor unchanged from a year ago at 90%

Combined cycle fleet performance more than offset decline in output from coal-fired capacity

Decision to pursue Hudson back end technology

Continued progress toward independent operation of Nuclear

Markets:

Benefiting from roll-off of below market contracts

Updated BGS contract pricing

Improved pricing in NY and New England

Favorable market conditions support BGSS margins

Financial:

Lawrenceburg sale closed

$325 million in proceeds plus $100 million of tax benefits

$450 million dividend paid to Enterprise

2007-2011 capital budget increase of $200 million to $2.65 billion reflects higher spending to meet environmental requirements and option on new nuclear

PSEG Power -  New nuclear under consideration

Power’s 3,496MW of nuclear capability is a critical
resource that provides clean, low-cost power in heavily
constrained markets

Power is targeting $50 million of spending over 2007-
2011 to explore an investment in new nuclear capacity

Hope Creek site available

Efforts focused on understanding licensing and construction risks

Power does not expect to meet the 2008 Federal tax credit
deadline for filing a construction operating license

New nuclear capacity represents a potential solution to
carbon reduction goals

PSEG Energy Holdings
2007 Q2 Review

PSEG Energy Holdings – Q2 2007 EPS Summary

$ 177

($ 177)

-

Loss from RGE

($ 0.04)

$ 0.28

$ 0.24

EPS from Operating Earnings

($ 74)

$ 118

$ 44

Net Income

($ 240)

$ 225

($ 15)

Discontinued Operations, net of tax

$ 166

($ 107)

$ 59

Income from Continuing Operations

($ 11)

$ 70

$ 59

Operating Earnings

Variance

Q2 2006

Q2 2007

               $ millions (except EPS)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

.24

(.01)

.04

(.05)

(.02)

.28

0.00

0.10

0.20

0.30

0.40

PSEG Energy Holdings EPS Reconciliation – Q2 2006 versus Q2 2007

Q2 2007
operating
earnings

Q2 2006
operating
earnings

Lower G&A,
Interest &
Other .04

International:

SAESA .01

PPN .01

Italy (.06)

2006 Sale of RGE
(.01)

Lower lease
income

Global

Texas :

MTM .01

Lower realized
prices (.03)

Resources

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Energy Holdings – Q2 Operating Highlights

Operations:

Global

Italian biomass generation plant resumed operations in June after extended outage; full capacity anticipated during third quarter

Markets:

Global

Distribution businesses performing well

Valuations remain strong for international assets

Texas near-term spark spreads lower with mild weather

Financial:

Global

Positive Electroandes buyer interest; assets moved to Discontinued
Operations

SAESA incremental debt ($150 million) expected in August

PSEG
2007 Q2 Review

.68

.11

.39

(.04)

.01

1.15

0.00

0.25

0.50

0.75

1.00

1.25

1.50

Utility

Rate relief .07

Weather .03

Volume/
Demand .03

Depreciation (.02)

PSEG EPS Reconciliation – Q2 2006 versus Q2 2007

Q2 2007
operating
earnings

Q2 2006
operating
earnings

Enterprise

Interest .01

Power

Recontracting .37

BGSS .03

O&M  .04

Holdings

Lower G&A,
Interest & Other
.04

Other
International
.01

Texas – MTM &
Operations
(.02)

Italy (.06)

Resources

Lease Income
(.01)

Other (.01)

Mark-to-
Market (.04)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

1.52

.32

.78

(.14)

(.01)

2.47

0.00

0.50

1.00

1.50

2.00

2.50

Utility

Rate relief .17

Weather .09

Volume/
Demand .05

O&M and Other .04

Depreciation (.03)

PSEG EPS Reconciliation – YTD 2006 versus YTD 2007

Q2 2007
operating
earnings

Q2 2006
operating
earnings

Enterprise

Interest and
Donations (.01)

Power

Re-contracting .60

BGSS .19

O&M  .02

Holdings

Lower G&A,
Interest & Other
.03

Sale of Tracy
Project .02

Other
International
.01

Texas – MTM &
Operations
(.10)

Italy (.07)

Resources

Lease Income
(.03)

Depreciation,
Interest and
Other (.03)

* See page 40 for Items excluded from Net Income to reconcile to Operating Earnings

Summary of Q2 fundamental factors

Operations

Generation output increased 2.6% over last year’s levels

Distribution and transmission assets provide safe and secure supply under severe weather conditions

Markets

Markets recognizing value of capacity in constrained zones

Location enhances value for capacity

International asset values above expectations

Financials

S&P revised outlook to stable on PSEG, PSE&G and Power; and
upgraded credit ratings for commercial paper

Capital Program – Growth identified

PSEG’s capital initiatives have grown by $1.25 billion over
2007-2011 to $7.0 billion from the $5.75 billion program
outlined at 2006 year-end.

PSE&G’s capital commitment expands to $4.1 billion from
$3.0 billion

Transmission investment of $650M to improve system reliability

Installation of the integrated customer system platform (iPower) over
2007-2009 at a cost of $150 - $175 million

Financing for 30MW of solar capacity over 2008-2009 at a cost of
$100 million

PSEG Power’s capital commitment has increased by $200
million over 2007-2011 to meet environmental obligations
and option on new nuclear.

Capital spending by subsidiary

($ Millions)

Capital Spending Update

$1,295

$375

$273

$197

$368

$82

TOTAL

2

1

-

(1)

3

(1)

Parent

1

-

-

-

-

1

PSEG Energy Holdings

217

(22)

(86)

64

190

71

PSEG Power*

$1,075

$396

$359

$134

$175

$11

PSE&G

Change from 2006 10-K

$7,047

$1,201

$1,414

$1,408

$1,681

$1,343

TOTAL

23

31

176

$971

2011

135

24

23

31

34

Parent

170

30

40

31

38

PSEG Energy Holdings

2,668

441

580

816

655

PSEG Power*

$4,074

$919

$765

$803

$616

PSE&G

TOTAL

2010

2009

2008

2007

* Figures for PSEG Power exclude Nuclear Fuel

Balance sheet improvement underway

S&P revised its outlook for the credit ratings of PSEG,
PSE&G and Power from negative to stable and upgraded
its rating for the commercial paper of PSEG and PSE&G
from A3 to A2.

Sale of Electroandes is expected around year-end.

Cash outlook – Forecast intact

We remain comfortable with a forecast improvement in
cash

Operating income in line with expectations

Asset sales on schedule

Planned rate mechanisms for transmission investments
would provide cash recovery during construction

Excess cash between $1.5 billion and $2.0 billion will be
available through 2011

Excess cash expected to be used to retire debt through
first half of 2008, thereafter for incremental growth and/or share repurchase

196

227

347

262

446

515

120-135

340-360

840-920

(71)

(66)

(55)-(45)

2005

2006

2007

2008

$5.60 - $6.10

Strong earnings growth in 2007 and 2008

$3.77*

$3.71**

$4.90 - $5.30

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

37%

15%

≈ 0

* 2005, as reported: Excludes ($.14) Merger Costs, ($.07) Cumulative Effect of an Accounting Change and ($.85) Discontinued Operations
** 2006, as reported: Excludes ($.03) Merger Costs, ($.70) Loss on Sale of RGE, and ($.05) Discontinued Operations

Common dividend – targeting long-term payout of 50%

Strong earnings growth provides flexibility to consider
increase in dividend above recent levels

Dividend increase to be evaluated January 2008

Targeting sustainable long-term payout ratio in the range
of 50%

Items excluded from Net Income to reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

       PSE&G

-

$

(1)

$

-

$

(1)

$

       Power

-

(1)

-

(2)

        Enterprise

-

(1)

-

(5)

            Total Merger Related Costs

-

$

(3)

$

-

$

(8)

$

-

$

(0.01)

$

-

$

(0.03)

$

Loss on sale of RGE (Holdings)

-

$

(177)

$

-

$

(177)

$

-

$

(0.70)

$

-

$

(0.70)

$

Discontinued Operations:

      Power - Lawrenceburg

(3)

$

(8)

$

(9)

$

(17)

$

(0.02)

$

(0.03)

$

(0.04)

$

(0.07)

$

      Holdings:

           Elcho and Skawina

-

$

223

$

-

$

227

$

           Electroandes

(15)

2

(14)

5

                Total Holdings

(15)

$

225

$

(14)

$

232

$

(0.05)

$

0.89

$

(0.05)

$

0.92

$

                Total Discontinued Operations

(18)

$

217

$

(23)

$

215

$

(0.07)

$

0.86

$

(0.09)

$

0.85

$

Quarter Ended June 30,

Six Months Ended June 30,

Impact to PSEG EPS

Quarter Ended June 30,

Six Months Ended June 30,